Offerings - Offering: 1	May 20, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.000% Senior Notes due 2033
Amount Registered | shares	875,175,000
Proposed Maximum Offering Price per Unit	0.99663
Maximum Aggregate Offering Price	$ 872,225,660.25
Fee Rate	0.01381%
Amount of Registration Fee	$ 120,454.40
Offering Note	(1) U.S. dollar amount based on a euro/U.S. dollar exchange rate of 1 euro to 1.1669 U.S. dollars on May 14, 2026, as reported by Bloomberg. (2) The maximum aggregate offering price of the offering related to the prospectus supplement dated May 19, 2026 to the prospectus dated June 2, 2025, to which this Exhibit 107 is attached, is $872,225,660.25.